FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

1. Investment Company Act File Number: 811-22888

Date of Notification: March 29, 2019

2. Exact name of Investment Company as specified in registration statement:

WILDERMUTH ENDOWMENT FUND

3. Address of principal executive office:

11525 Park Woods Circle, Ste. 200

Alpharetta, Georgia 30005

A.	[X]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ]	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Daniel Wildermuth
Daniel Wildermuth
President and Chief Executive Officer

WILDERMUTH ENDOWMENT FUND

SHAREHOLDER REPURCHASE OFFER NOTICE

March 29, 2019

Dear Wildermuth Endowment Fund Shareholder:

The Wildermuth Endowment Fund (formerly known as Wildermuth Endowment Strategy Fund) (the “Fund”) is a closed-end interval fund offering shares that are not redeemable daily for cash. To provide shareholders with some liquidity, the Fund has adopted a quarterly share repurchase program to repurchase a portion of its outstanding shares at net asset value (“NAV”) as of the Repurchase Pricing Date on the Repurchase Request Deadline (all capitalized terms as defined in the enclosed Repurchase Offer Terms). You can generally only tender shares for repurchase during one of the Fund’s scheduled quarterly repurchase offer periods.

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action.

Please note that the Fund’s quarterly repurchase offer period will begin on March 29, 2019 and will end at the Fund’s close of business (which is the close of business of the New York Stock Exchange (normally at 4:00 p.m. E.T.)) on April 30, 2019 (the “Repurchase Request Deadline”).

Shareholders of the Fund’s Class C shares who tender for repurchase Class C shares within one year (365 days) following such shareholder’s initial purchase will be subject to a contingent deferred sales charge of 1.00% of the original purchase price. Class A and Class I shares are not subject to a contingent deferred sales charge.

Additionally, all shareholders should understand that the Fund charges a redemption fee on shares repurchased that have been held for less than 91 days of two percent (2%) of the value of the repurchased shares.

Please note that a repurchase of shares by the Fund may be a taxable event; consult your financial adviser or tax adviser for more information.

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form in accordance with the enclosed Repurchase Offer Terms prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

Please refer to the Fund’s Prospectus and the enclosed Repurchase Offer Terms and Repurchase Request Form for additional information. If you have any questions, a service representative is available by calling 1-888-889-8981. The enclosed documents apply to the current repurchase offer period, and new documents will be mailed in connection with subsequent quarterly repurchase offers.

Sincerely,

Wildermuth Endowment Fund

REPURCHASE OFFER TERMS

1. The Offer. Wildermuth Endowment Fund (formerly known as Wildermuth Endowment Strategy Fund) (the “Fund”) is offering to repurchase for cash five percent (5%) in the aggregate of its issued and outstanding shares (Class A, Class C and Class I Shares, referred to collectively as “Shares”) on the Repurchase Request Deadline (described below) at a price equal to the Fund’s net asset value (“NAV”) per share of each Share class, determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date (described below), upon the terms and conditions set forth in (i) these Repurchase Offer Terms, (ii) the Wildermuth Endowment Fund Shareholder Repurchase Offer Notice (the “Repurchase Offer Notice”), (iii) the Fund’s Prospectus, and (iv) the related Repurchase Request Form. Together those documents constitute the “Offer.” If you wish to participate in the Offer, you must tender the Shares you wish to have repurchased prior to the Repurchase Request Deadline. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The purpose of the Offer is to provide some liquidity to shareholders since the Fund is unaware of any secondary market which exists for the Shares. Shares tendered for repurchase and redeemed that have been held for less than 91 days will be subject to a two percent (2%) redemption fee, as discussed below.

2. Net Asset Value. You must determine whether to tender Shares prior to the Repurchase Request Deadline. However, the NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date. The NAV may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV of each share class on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request. Please call 1-888-889-8981 for current NAV information. Shares of the Fund earn dividends declared on the day the Shares are repurchased. On March 22, 2019, the NAV per share of Class A Shares (WESFX) was $13.18; the NAV per share of Class C Shares (WEFCX) was $12.87; and the NAV per share of Class I Shares (WEIFX) was $13.29.

3. Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Offer begins on March 29, 2019. All tenders of Shares for repurchase must be received in proper form by UMB Fund Services, Inc., the Fund’s transfer agent (the “Transfer Agent”), or (for certain intermediaries) the broker-dealer or other intermediary through which you hold your Shares, between March 29, 2019 and before the Fund’s close of business (which is the close of business of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., E.T., but the Exchange may close earlier on certain days)) on April 30, 2019 (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be strictly observed.

The Fund will not accept any alternative, conditional or contingent tenders for repurchase. All tendering shareholders, by execution of the Repurchase Request Form, waive any right to receive any notice of the acceptance of their tender.

4. Repurchase Pricing Date. The Fund anticipates that the date on which the Fund’s NAV applicable to the Offer is determined (the “Repurchase Pricing Date”) will normally be the same date as the Repurchase Request Deadline. The Fund, however, may choose to make the Repurchase Pricing Date for the Offer as many as 14 calendar days after the Repurchase Request Deadline. If that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day. If the Fund were to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the Fund’s NAV (and thus the price that your Repurchase will receive) per Share may fluctuate between those dates.

5. Payment for Shares Repurchased. The Fund will distribute repurchase proceeds to tendering shareholders in cash no later than 7 calendar days after the Repurchase Pricing Date (the “Repurchase Payment Date”).

6. Redemption Fee on Shares Repurchased. The Fund charges a redemption fee on Shares repurchased that have been held for less than 91 days of two percent (2%) of the value of the repurchased Shares.

7. Increase in Number of Shares Repurchased; Pro Rata Repurchase. If the Offer is oversubscribed such that shareholders tender for repurchase more than the Shares which the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to an additional two percent (2%) of the number of Shares outstanding on the Repurchase Request Deadline. If the number of Shares tendered for repurchase exceeds the number of Shares which the Fund is offering to repurchase, including, when applicable, the additional up to two percent (2%) of Shares described above, the Fund is required to repurchase the Shares tendered on a pro rata basis, rounded down to the nearest .001 of a Share. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than 100 Shares and who tender all of their Shares. There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Offer, you may be unable to liquidate some or all of your investment. You may have to wait until a subsequent quarterly repurchase offer to tender Shares that the Fund was unable to repurchase, and you would be subject to the risk of NAV fluctuations during that period. You must submit a new repurchase request for that offer. Any subsequent offer may also be oversubscribed.

8. Withdrawal or Modification of Number of Shares to be Repurchased. Shares submitted pursuant to the Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to the Repurchase Request Deadline. With respect to Shares held directly, shareholders seeking to modify or withdraw their tender of Shares must send to the Transfer Agent, at the address noted in the Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of Shares and the number of Shares to be withdrawn or the modified number of Shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modifications or withdrawals of tenders, you may call 1-888-889-8981 or contact the broker-dealer or other intermediary through which you hold your Shares.

9. Suspension or Postponement of Repurchase Offer. The Board of Trustees of the Fund may suspend or postpone this Offer only by a majority vote of the Trustees (including a majority of the disinterested Trustees) and only in the following limited circumstances:

(a) during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or

(b) during an emergency that makes it impractical for the Fund to dispose of securities it owns or determine the NAV of the Fund’s Shares; or

(c) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; or

(d) during other periods as the U.S. Securities and Exchange Commission permits the suspension or postponement of offers by the Fund for the protection of its shareholders.

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

10. Tax Consequences. Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information. Shareholders should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of participating in the repurchase offer. If the transaction is treated as a sale for tax purposes, any gain or loss recognized will be treated as capital gain or loss by shareholders that hold their Shares as a capital asset. If the sale is not treated as a sale or exchange for tax purposes, the amount received upon a repurchase of Shares will consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund’s earnings and profits for its taxable year and the shareholder’s basis in the Shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, a constructive dividend may be received by non-tendering shareholders whose proportionate increase in the Fund has been increased as a result of the tender.

Withholding on Non-U.S. Shareholders. The Transfer Agent will withhold federal income taxes equal to thirty percent (30%) of the gross payments payable to a non-U.S. shareholder unless the non-U.S. shareholder has provided to the Transfer Agent an appropriate Form W-8 on which it claims eligibility for a reduced rate of withholding or establishes an exemption from withholding on dividends. A non-U.S. shareholder may be eligible to obtain a refund of tax withheld if such shareholder is able to establish that no tax or a reduced amount of tax was due.

Transfer Taxes. The Fund will pay all Share transfer taxes, if any, payable on the transfer to it of Shares repurchased pursuant to the Offer. If, however, (a) payment of the Purchase Price is to be made to any person other than the registered owner(s), or (b) (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of any person other than the registered owner(s), then the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the Purchase Price by the Transfer Agent unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

11. Contingent Deferred Sales Charge. Shareholders of the Fund’s Class C shares who tender for repurchase Class C shares during the first year (365 days) following such shareholder’s initial purchase will be subject to a contingent deferred sales charge of one percent (1%) of the original purchase price. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder. Class A and Class I shares are not subject to a contingent deferred sales charge. Shares acquired through the Fund’s Automatic Investment Program, reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

12. Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, whose determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular Shares or any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. None of the Fund, Wildermuth Advisory, LLC, UMB Fund Services, Inc. or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. The Fund and UMB Fund Services, Inc. will not be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein, in the Repurchase Offer Notice, in the Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit www.wildermuthendowmentfund.com or call 1-888-889-8981.

Dated: March 29, 2019

REPURCHASE OFFER REQUEST FORM

Repurchase Pricing Date: April 30, 2019	Repurchase Request Deadline: Prior to the close of business (normally 4:00 P.M., Eastern Time) April 30, 2019

PARTS 1, 2, 3, AND 5 MUST BE COMPLETED AND RECEIVED BY APRIL 30, 2019 FOR REPURCHASE

REQUEST TO BE IN GOOD ORDER FOR PROCESSING.

PLEASE FAX OR MAIL TO:

Wildermuth Endowment Fund	Fax: 1-816-860-3140
P.O. Box 2175	For Additional Information:
Milwaukee, WI 53201-2175	Phone: 1-888-889-8981

PLEASE CONTACT YOUR FINANCIAL INTERMEDIARY BEFORE SUBMITTING YOUR REPURCHASE

REQUEST TO ENSURE TIMELY PROCESSING.

PART 1 – NAME AND ADDRESS

Account #:
Full Account Registration Line 1:
Full Account Registration Line 2:
Address:
City, State, Zip
Social Security # or Taxpayer Identification #:
Telephone Number:

Advisor Account #:
Advisor Name:
Advisor Address
Advisor City, State, Zip
Advisor Telephone Number:

FOR CUSTODIAL ACCOUNTS ONLY
Custodial Account #:
Custodian Name:
Custodian Address:
Custodian City, State, Zip:
Custodian Telephone Number:

PART 2 – AMOUNT OF SHARES OF THE FUND BEING REPURCHASED:

[ ]	Class A (WESFX)

[ ]	Class C (WEFCX)

[ ]	Class I (WEIFX)

If tendering more than one share class, please submit a separate form for each class

[ ]	Entire amount of your Fund shares

-or-

[ ]	Portion of your Fund shares

Number of Shares: ________________

NOTE: If you invest in the Fund through a financial intermediary, that financial intermediary may require alternate payment and/or delivery instructions, notwithstanding your request herein. Please contact your financial intermediary before submitting your repurchase request to ensure timely processing.

PART 3 – PAYMENT

Please Deliver All Proceeds via Federal Wire to the Following:

[ ]	Deliver All Proceeds via Check to Shareholder Address

[ ]	Deliver All Proceeds to Custodian to Bank Account on Record

[ ]	Deliver All Proceeds to Broker/Dealer/RIA to Bank Account on Record

[ ]	Deliver All Proceeds to Bank Account on Record

[ ]	Deliver All Proceeds to New Bank Instructions (Must complete Part 4)

PART 4 – NEW BANK INSTRUCTIONS

(Medallion Signature Guarantee Required if this Part is completed)

Bank Name:
ABA Routing Number:
Credit to:
Name(s) on Bank Account:
Bank Account Number:
For Further Credit to:
Name(s) on Investors Account:
Investor Account Number at Broker:

PART 5 - SIGNATURE(S)

Signature	Print Name Investor/Custodian/Broker (and Title if applicable)

Signature	Print Name Investor/Custodian/Broker (and Title if applicable)

Signature	Print Name Investor/Custodian/Broker (and Title if applicable)

IF REQUIRED, PLACE SIGNATURE GUARANTEE BELOW:

PLEASE CONTACT YOUR FINANCIAL INTERMEDIARY BEFORE SUBMITTING YOUR REPURCHASE

REQUEST TO ENSURE TIMELY PROCESSING.

A SHAREHOLDER MAY WITHDRAW OR MODIFY ANY REQUEST TO REPURCHASE SHARES AT

ANY TIME PRIOR TO THE END OF BUSINESS (NORMALLY 4:00 P.M., EASTERN TIME) ON APRIL 30,

2019 BUT NOT THEREAFTER.